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                                                                   Exhibit 10.14


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                              AMENDED AND RESTATED
                           LETTER AGREEMENT GCT-026/98
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This Amended and Restated Letter of Agreement GCT-026/98 ("Agreement") dated
April 19, 2002, is an agreement between Republic Airways Holdings, Inc. ("Buyer") with its principal place of business at 2500 S. High School Road, Indianapolis, Indiana 46241, United States, and Embraer - Empresa Brasileira de Aeronautica S.A. ("Embraer"), with its principal place of business at Sao Jose dos Campos, Sao Paulo, Brazil, relating to the Amended and Restated Purchase Agreement GCT-025/98 dated April __, 2002 (the "Purchase Agreement") for the purchase by Buyer of up to thirty-seven (37) new EMB-145 LR aircraft (the "Aircraft").

This Agreement constitutes an amendment and modification of the Purchase Agreement, and it sets forth additional agreements of the Parties with respect to the matters set forth in the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Agreement and the Purchase Agreement, this Agreement shall govern.

Solitair Corp. ("Solitair") has assigned to Buyer all of Solitair's rights and obligations under the Purchase Agreement DCT-025/98 between Embraer and Solitair (as amended before the date of the Purchase Agreement, the "Original Purchase Agreement") and Letter Agreement GCT-026/98 dated as of June 17, 1998 between Embraer and Solitair (as amended before the date of this Agreement, the "Original Letter Agreement") with respect to the sale of certain unexercised option aircraft, and in connection with such assignment, Solitair has also assigned to Buyer its remaining rights with respect to the aircraft delivered and to be delivered under the Original Purchase Agreement.

Buyer and Embraer now desire to amend and restate certain agreements relating to such Aircraft, as previously provided in the Original Letter Agreement.

At the time this Agreement becomes effective, neither Buyer nor Embraer shall have any rights against or obligations to the other pursuant to the Original Letter Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer agree as follows:

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Certain portions of this exhibit have been omitted pursuant to a request for
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER - Empresa Brasileira                     Republic Airways Holdings, Inc.
de Aeronautica S.A.

By: /s/ Frederico Fleury Curado                  By: /s/ Bryan Bedford
    ---------------------------                      ---------------------------

Name: Frederico Fleury Curado                    Name: Bryan Bedford
      -------------------------                        -------------------------

Title: E.V.P. Airline Market                     Title: President
       ------------------------                         ------------------------

By: /s/ Flavio Rimoli
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Name: Flavio Rimoli
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Title: Director of Contracts
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Witness: /s/ Fernando Bueno                      Witness: /s/ Robert H. Cooper
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Name: Fernando Bueno                             Name: Robert H. Cooper
      -------------------------                        -------------------------




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